UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

 (a)  The annual meeting of the shareholders of American Express Company (the “Company”) was held on May 7, 2019.  A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

    Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-6, the percentages for and against each matter reflect all of the votes cast.

(b)

1.  Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Charlene Barshefsky	675,376,560	6,526,425	2,101,404	72,327,842
John J. Brennan	680,018,340	1,874,697	2,111,352	72,327,842
Peter Chernin	660,810,086	20,968,232	2,226,071	72,327,842
Ralph de la Vega	680,207,273	1,606,753	2,190,363	72,327,842
Anne Lauvergeon	678,985,753	2,896,772	2,121,864	72,327,842
Michael O. Leavitt	680,209,159	1,601,460	2,193,770	72,327,842
Theodore J. Leonsis	679,306,722	2,507,537	2,190,130	72,327,842
Stephen J. Squeri	653,290,982	24,670,904	6,042,503	72,327,842
Daniel L. Vasella	679,369,813	2,427,103	2,207,473	72,327,842
Ronald A. Williams	669,037,105	12,783,092	2,184,192	72,327,842
Christopher D. Young	680,210,212	1,604,439	2,189,738	72,327,842

All 11 of the Company's nominees for director received over a majority of votes cast.

 2.  Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
743,890,752	98.64%	10,246,178	1.36%	2,195,301	0

3.  Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:
VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
655,069,822	96.48%	23,879,147	3.52%	5,055,420	72,327,842

4.  Votes on a shareholder proposal relating to action by written consent were as follows:
VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
247,465,001	36.37%	433,033,000	63.63%	3,506,388	72,327,842

5.  Votes on a shareholder proposal relating to deducting the stock buyback impact from executive pay were as follows:
VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,595,161	3.20%	653,487,271	96.80%	8,921,957	72,327,842

6.  Votes on a shareholder proposal relating to gender pay equity were as follows:
VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
178,324,275	26.48%	495,147,561	73.52%	10,532,553	72,327,842

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Tangela Richter
Name: Tangela Richter
Title: Corporate Secretary

Date:  May 8, 2019